Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Tilden Park Investment Master Fund LP (the “Company”)

Tilden Park Master Holdings I LP (together with the Company, the “Responsible Parties”)

Atlas SP Securities, a division of Apollo Global Securities, LLC (the “Structuring Agent”)

Atlas SP Partners, L.P.

Barclays Capital Inc.

(together, the “Specified Parties”)

Re: Ascent Education Funding Trust 2024-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Tilden Park_20240131_Deliverable_s.xlsx” provided by the Structuring Agent on February 20, 2024, on behalf of the Responsible Parties, containing information on 18,248 student loans (the “Student Loans”) as of January 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Ascent Education Funding Trust 2024-A. The Responsible Parties are responsible for the specified attributes identified by the Responsible Parties in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•	The term “Cutoff Date” means January 31, 2024.

•	The term “Origination System” means the loan origination system maintained by the Ascent Funding, LLC (the “Master Servicer”).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•	The term “Servicing System” means the loan servicing system maintained by Launch Servicing, LLC (the “Servicer”).

•

The term “Sources” means the following information related to each Selected Student Loan (defined below), provided by the Master Servicer, on behalf of the Responsible Parties, or that we accessed through the Servicing System:

•	Documents from the Origination System: Promissory Note, Truth-in-Lending Disclosure Statement, and Credit Reports of the Borrower and Cosigner;

•	Screens from the Servicing System: Loan Information, Transaction History (Exclude Reversals), Transaction History - Reversals, Incentives History, Deferments / Forbearances, and Address History;

•	Servicing Billing Statement from Servicing System;

•	Screenshot from the Origination System that shows disbursement details for Selected Student Loan #84 (the “Disbursement Details”); and,

•

An article we retrieved from https://www.utica.edu/news-events/news/ utica-college-now-utica-universit y, as instructed by the Master Servicer on behalf of the Responsible Parties, detailing the updated Origination School name for Selected Student Loan #90 (the “Updated School Name”).

The Sources were represented by the Responsible Parties to be copies of the original documents or electronic records contained within the Origination System or Servicing System.

•

The term “Instructions” means the instructions provided by the Master Servicer, on behalf of the Responsible Parties, pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Responsible Parties to perform and the associated findings are as follows:

A.

As instructed by the Structuring Agent, on behalf of the Responsible Parties, we randomly selected a sample of 150 Student Loans (the “Selected Student Loans”) from the 18,221 Student Loans with an entry of “1” in the “EligibleforSecuritization field” in the Data File. A listing of the Selected Student Loans is attached hereto as Exhibit A. For purposes of this procedure, the Responsible Parties did not inform us of the basis they used to determine the number of Student Loans we were instructed to randomly select from the Data File.

B.

For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources, or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Loan Client ID	CommonLine Unique ID on Loan Information screen

Application ID	Loan Number on Promissory Note, and Account Number on Truth-in-Lending Disclosure Statement

Original Principal Balance	Total Loan Amount on Truth-in-Lending Disclosure Statement or Total of disbursements on Transaction History (Exclude Reversals) screen

Attribute	Sources / Instructions

For Selected Student Loan #84, the Original Principal Balance in the Data File was $2,500, and the Total Loan Amount on Truth-in-Lending Disclosure Statement was $5,000. The Master Servicer, on behalf of the Responsible Parties, informed us that part of the loan was canceled after one disbursement. As the loan was disbursed by a third party originator before being transferred to the Servicing System, the Disbursement Details showed a disbursement amount of $1,879, which the Master Servicer, on behalf of the Responsible Parties, explained was after a partial refund of $621. We compared the Original Principal Balance to the sum of the disbursement amount in the Disbursement Details and the refund amount appearing on the Transaction History (Exclude Reversals) screen.

Current Principal Balance	Current Loan Balance on Loan Information screen or Ending Principal Balance as of the Cutoff Date on Transaction History-Reversals screen

Loan Type (Fixed/ Variable)	Promissory Note

Index	Truth-in-Lending Disclosure Statement

Margin	For Selected Student Loans with Loan Type “Fixed,” the interest rate on Truth-in-Lending Disclosure Statement

For Selected Student Loans with Loan Type “Variable,” the margin on Truth-in-Lending Disclosure Statement

ACH Incentive	Total Incentive Discount on Loan Information screen, Discount as of the Cutoff Date on the Incentives History screen

Loan Status	Consider the Loan Status to be:

• “IN” if the Cutoff Date was before the Grad Date on the Loan Information screen,

• “GR” if the Cutoff Date was after the Grad Date and before the Repayment Begin Date on the Loan Information screen,

• “RP” if the Cutoff Date was after the Repayment Begin Date on the Loan Information screen,

• “FO” if the Cutoff Date was after the Repayment Begin Date on the Loan Information screen, and the Deferment Type on Deferments / Forbearances screen indicated “HRDSHPFORB” as of the Cutoff Date, or

•  “DE” if the Cutoff Date was after the Repayment Begin Date on the Loan Information screen, and the Deferment Type on Deferments / Forbearances screen indicated “INSCH_INT_RESID” as of the Cutoff Date.

Loan Status - Morphed	Compare to Loan Status in the Data File. If Loan Status is “RP” and Repayment Type is not “Level,” then consider the information to be in agreement if Loan Status-Morphed was “IN.”

Repayment Type	For Selected Student Loans with Loan Status-Morphed “RP,” consider the information to be in agreement if the Repayment Type is “Level.” For other Selected Student Loans, compare to Current Repayment Schedule on Loan Information screen.

Attribute	Sources / Instructions

Deferment Grace End Date	Consider the information to be in agreement if:

• Loan Status is “RP” and Deferment Grace End Date is blank in the Data File,

• Loan Status is “IN” or “GR” and Deferment Grace End Date is the day preceeding the Repayment Begin Date on Loan Information screen, or

• Loan Status is “FO” or “DE” and Deferment Grace End Date is the last Grace End Date record before the Cutoff Date that appeared on the Deferments / Forbearances screen.

Loan State	Promissory Note or Address History screen

First Disbursement Date	The first Disbursement Date on Transaction History (Exclude Reversals) screen or the Original First Disbursement Date on Loan Information screen

Remaining Term (months)	Payment Remaining on Loan Information screen, plus the number of principal payments made after the Cutoff Date, if any, appearing on the Transaction History (Exclude Reversals) screen, or Servicing Billing Statement.

For Selected Student Loan #34, the Repayment Term (months) in the Data File was 166. The Payment Remaining on Loan Information screen was 1. We noted only one payment after the Cutoff Date appearing on the Transaction History (Exclude Reverals) screen. The Master Servicer, on behalf of the Responsible Parties, explained that this payment had brought the loan balance to below the required monthly payment, and as such, the Payment Remaining on Loan Information screen was 1. We compared the Repayment Term (months) in the Data File to the Repayment Term Remaining on Servicing Billing Statement dated February 3, 2024 (before the payment described above was made).

Borrower FICO	Credit Report of Borrower

Cosigner FICO	Credit Report of Cosigner

Origination School	Promissory Note or Loan Information screen. Differences related to spelling of name of campus or college in the school are not considered exceptions.

Origination Program Type	Program type corresponding to the Origination School appearing on the website https://nces.ed.gov/globallocator

For Selected Student Loan #90, the Master Servicer, on behalf of the Responsible Parties, informed us that the Origination School name appearing on the Promissory Note was renamed on February 16, 2022. We compared the Origination Program Type to the program type corresponding to the Updated School Name appearing on the website https://nces.ed.gov/globallocator.

Origination School Type	School type corresponding to the Origination School appearing on the website https://nces.ed.gov/globallocator

Attribute	Sources / Instructions

For Selected Student Loan #90, the Master Servicer, on behalf of the Responsible Parties, informed us that the Origination School name appearing on the Promissory Note was renamed on February 16, 2022. We compared the Origination School Type to the school type corresponding to the Updated School Name appearing on the website https://nces.ed.gov/globallocator.

C.

For each Selected Student Loan, we observed the presence of the borrower’s and co-signer’s signatures on the Promissory Note. We performed no procedures to assess compliance with any signatory requirements or confirm the authenticity of the signatures.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Responsible Parties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Parties or the Master Servicer, on behalf of the Responsible Parties, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

March 27, 2024

Exhibit A - The Selected Student Loans

Selected Student Loan #	Student Loan Number*	Selected Student Loan #	Student Loan Number*	Selected Student Loan #	Student Loan Number*
1	20241001	51	20241051	101	20241101
2	20241002	52	20241052	102	20241102
3	20241003	53	20241053	103	20241103
4	20241004	54	20241054	104	20241104
5	20241005	55	20241055	105	20241105
6	20241006	56	20241056	106	20241106
7	20241007	57	20241057	107	20241107
8	20241008	58	20241058	108	20241108
9	20241009	59	20241059	109	20241109
10	20241010	60	20241060	110	20241110
11	20241011	61	20241061	111	20241111
12	20241012	62	20241062	112	20241112
13	20241013	63	20241063	113	20241113
14	20241014	64	20241064	114	20241114
15	20241015	65	20241065	115	20241115
16	20241016	66	20241066	116	20241116
17	20241017	67	20241067	117	20241117
18	20241018	68	20241068	118	20241118
19	20241019	69	20241069	119	20241119
20	20241020	70	20241070	120	20241120
21	20241021	71	20241071	121	20241121
22	20241022	72	20241072	122	20241122
23	20241023	73	20241073	123	20241123
24	20241024	74	20241074	124	20241124
25	20241025	75	20241075	125	20241125
26	20241026	76	20241076	126	20241126
27	20241027	77	20241077	127	20241127
28	20241028	78	20241078	128	20241128
29	20241029	79	20241079	129	20241129
30	20241030	80	20241080	130	20241130
31	20241031	81	20241081	131	20241131
32	20241032	82	20241082	132	20241132
33	20241033	83	20241083	133	20241133
34	20241034	84	20241084	134	20241134
35	20241035	85	20241085	135	20241135
36	20241036	86	20241086	136	20241136
37	20241037	87	20241087	137	20241137
38	20241038	88	20241088	138	20241138
39	20241039	89	20241089	139	20241139
40	20241040	90	20241090	140	20241140
41	20241041	91	20241091	141	20241141
42	20241042	92	20241092	142	20241142
43	20241043	93	20241093	143	20241143
44	20241044	94	20241094	144	20241144
45	20241045	95	20241095	145	20241145
46	20241046	96	20241096	146	20241146
47	20241047	97	20241097	147	20241147
48	20241048	98	20241098	148	20241148
49	20241049	99	20241099	149	20241149
50	20241050	100	20241100	150	20241150

*

The Responsible Parties have assigned a unique Loan Client ID to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Responsible Parties’ Loan Client ID’s.